EXHIBIT 1.1

                             BANKUNITED CAPITAL III
                      3,600,000 Trust Preferred Securities

              (Liquidation Amount $25 per Trust Preferred Security)

                                  Guaranteed by

                        BANKUNITED FINANCIAL CORPORATION

                               PURCHASE AGREEMENT

                                                       [_____________ ___, 1998]

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

         BankUnited Capital III (the "Trust"), a business trust organized under the Delaware Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. ss. 3801 et seq.) and BankUnited Financial Corporation, a Florida corporation (the "Company") hereby confirm their agreement with PaineWebber Incorporated, acting as representative (the "Representative") on behalf of itself, Prudential Securities Incorporated and Friedman, Billings, Ramsey & Co., Inc., each an underwriter, (together, the "Underwriters"). The Trust hereby proposes to issue and sell to the Underwriters an aggregate of 3,600,000 shares of the Trust's [ ]% preferred trust securities (the "Firm Securities"). The Trust has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an additional 540,000 shares of the Trust's [ ]% preferred trust securities (the "Option Securities") on the terms and for the purposes set forth herein in Section 1(b). The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Preferred Securities." The Preferred Securities will be sold to the Underwriters and will be guaranteed, to the extent set forth in the Prospectus (as defined in Section 3(a) hereof), by the Company. Capitalized terms used but not separately defined herein are defined in the Prospectus and used herein as so defined.

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         It is understood that substantially contemporaneously with the offering and sale of the Firm Securities to the Underwriters contemplated hereby, (i) the Trust, its trustees (the "Trustees") and the Company shall take all necessary action to adopt an Amended and Restated Declaration of Trust in substantially the form of the Form of Amended and Restated Declaration of Trust filed as
Exhibit 4.7 to the Registration Statement (as defined in Section 3(a) hereof)
(as so supplemented, amended and restated, the "Declaration"), pursuant to which the Trust shall (x) issue and sell the Preferred Securities to the Underwriters pursuant hereto and (y) issue 150,000 shares of its [ ]% common trust securities (and up to an additional 22,500 shares of such securities in connection with the issuance and sale of the Option Securities) (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in the Declaration, (ii) the Company and The Bank of New York, as trustee (the "Debenture Trustee"), shall enter into an Indenture in substantially the form of the Form of the Junior Subordinated Debt Indenture filed as Exhibit 4.3 to the Registration Statement (the "Indenture") providing for the issuance of up to $107,812,500 in aggregate principal amount of the Company's [ ]% Junior Subordinated Debentures due March 31, 2028 (the "Debentures"), (iii) the Company shall sell such Debentures to the Trust in conjunction with the consummation of the sale of the Preferred Securities to the Underwriters contemplated hereby and
(iv) the Company and The Bank of New York, as Guarantee Trustee (the "Guarantee Trustee"), shall enter into a Guarantee Agreement in substantially the form of the Form of Guarantee Agreement with respect to the Preferred Securities filed as Exhibit 4.9 to the Registration Statement (the "Guarantee") for the benefit of holders from time to time of the Preferred Securities. The Preferred Securities together with the Guarantee are collectively hereinafter called the "Offered Securities".

         The Company confirms its agreements with the Underwriters as follows.

         1. AGREEMENT TO SELL AND PURCHASE.

                  (a) On the basis of the representations, warranties and agreements of the Trust and the Company herein contained and subject to all the terms and conditions of this Agreement, the Trust agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at a purchase price of $25.00 per Preferred Security plus accrued and unpaid distributions, if any, on the Firm Securities as of the Closing Date (as defined below), the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to Section 9 hereof.

                  (b) Subject to all the terms and conditions of this Agreement, the Trust grants the Option to the several Underwriters to purchase, severally and not jointly, up to 450,000 Option Securities from the Trust at the same purchase price per Preferred Security as the Underwriters shall pay for the Firm Securities plus any accrued and unpaid distributions on the Option Securities as of the Option Closing Date (as defined below). The Option may be exercised only to cover over-allotments in the sale of the Firm Securities by

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the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date hereof, upon written or telegraphic notice (the "Option Securities Notice") by the Representative to the Trust and the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Securities Notice (the "Option Closing Date") setting forth the aggregate number of Option Securities to be purchased and the time and date for such purchase. On the Option Closing Date, the Trust will issue and sell to the Underwriters the number of Option Securities set forth in the Option Securities Notice, and each Underwriter will purchase such percentage of the Option Securities as is equal to the percentage of Firm Securities that such Underwriter is purchasing, as adjusted by the Representative in such manner as they deem advisable to avoid fractional Preferred Securities.

                  (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Debentures of the Company, the Company hereby agrees to pay at the Closing Date and the Option Closing Date, if applicable, for the account of the several Underwriters, an amount equal to $[ ] per Preferred Security.

         2. DELIVERY AND PAYMENT. Delivery of one or more certificates in definitive form for the Firm Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative requests upon notice to the Trust and the Company at least 48 hours prior to the Closing Date shall be made to the Representative for the accounts of the Underwriters at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019 or at such other place as shall be agreed among the Trust, the Company and the Representative, against payment of the purchase price by wire transfer of immediately available funds to the account of the Trust with The Depository Trust Company such account as the Trust shall specify at least 48 hours prior to the Closing Date. Such payment shall be made at 10:00 a.m., New York City time, on [___________ __, 1998] or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Trust, the Company and the Representative (such date is hereinafter referred to as the "Closing Date"). The certificates (including one or more global certificates), if any, for the Firm Notes to be so delivered will be made available to the Underwriters at such office or at such other location in New York City as the Representative may reasonably request for checking at least one full business day prior to the Closing Date. To the extent that the Representative so elects, delivery of the Firm Securities held in global certificates may be made by credit through full fast transfer to the accounts at The Depository Trust Company ("DTC") designated by the Representative.

         To the extent the Option is exercised, delivery of the Option Securities against payment by the Underwriters (in the manner specified above) will take place at the time and date (which may be the Closing Date) specified in the Option Securities Notice.

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         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Securities and Option Securities by the Trust to the respective Underwriters shall be borne by the Trust and the Company. The Trust and the Company will, jointly and severally, pay and save each Underwriter and any subsequent holder of the Preferred Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter or such other holder of the Firm Securities and Option Securities.

         At the Closing Date and the Option Closing Date, if any, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 1(c) hereof in immediately available funds to a bank account or bank accounts designated by the Representative.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE TRUST. The Company and the Trust, jointly and severally, represent, warrant and covenant to each Underwriter that:

                  (a) The Trust and the Company meet the requirements for use of Form S-3 and a registration statement on Form S-2 as amended by the filing of Amendment No. 1 on Form S-3 (Registration No. 333-28677) relating to the Offered Securities, including a preliminary prospectus relating to the Offered Securities and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company and the Trust under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. On the date of the filing of Amendment No. 1 on Form S-3, previous to the filing of the Form S-2, the Trust and the Company met the requirements for use of the Form S-2. Copies of all above-referenced registration statements and amendments and of each related preliminary prospectus have been delivered to the Representative. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus relating to the Offered Securities, (ii) a final prospectus relating to the Offered Securities in accordance with Rule 430A ("Rule 430A") and Rule 424(b)(1) or (4) of the Rules and Regulations, or (iii) a final prospectus relating to the Offered Securities in accordance with Rule 415 ("Rule 415") and Rule 424(b)(2) or (5) of the Rules and Regulations. In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date (as defined below), all information required by the Act and the Rules and Regulations to be included in the Prospectus (as defined below) with respect to the Offered Securities and the offering thereof other than the information permitted to be omitted therefrom at the Effective Date by Rule 430A ("Rule 430A Information"). As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Offered Securities and the offering

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thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the time (the "Execution Time") this Agreement is entered into or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement (as defined below) contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). The term "preliminary prospectus" as used herein means any preliminary prospectus (including any supplement thereto) relating to the Offered Securities referred to above and any preliminary prospectus (including any supplement thereto) relating to the Offered Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information. The term "Registration Statement" means the registration statement referred to above as amended at the time it became effective (the "Effective Date") and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date shall also mean such registration statement as so amended, including financial statements and all exhibits and any information deemed to be included by Rule 430A of the Rules and Regulations after the Execution Time. The term "Prospectus" means the prospectus (including any supplement thereto) relating to the Offered Securities that is first filed with the Commission pursuant to Rule 424(b) ("Rule 424(b)") of the Rules and Regulations after the Execution Time or, if no such filing is required, the form of final prospectus (including any supplement thereto) relating to the Offered Securities included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  (b) On the Effective Date, at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or supplemented if the Company and the Trust shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), the rules and regulations thereunder (the "Trust Indenture Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to

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be stated therein in accordance with the Act, the Exchange Act, the Exchange Act
Rules and Regulations and the Rules and Regulations. On the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any amendment or supplement to the Prospectus is filed with the Commission, the Prospectus (as amended or supplemented if the Company and the Trust shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, will comply with the applicable provisions of the Act, the Exchange Act, the Trust Indenture Act, the Exchange Act Rules and Regulations, the Trust Indenture Rules and Regulations and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not, and on the date the Prospectus or any amendment or supplement to the Prospectus is filed (if required) with the Commission pursuant to Rule 424(b) and on the Closing Date, and, if later, the Option Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Offered Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), and at all subsequent times to and including the Closing Date or, if later, the Option Closing Date, the Indenture will comply with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

                  (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, at the time they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

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                  (d) The Company and each of the Company's subsidiaries
(collectively, the "Subsidiaries") is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus; except where the failure to have such power and authority would not have a Material Adverse Effect (as defined below). The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except for such failures to be licensed or qualified as would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operation of the Trust or of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"). All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company free and clear of all liens, encumbrances and claims (collectively, "Liens") whatsoever except for such Liens as would not have a Material Adverse Effect. Complete and correct copies of the certificates of incorporation and of the by-laws of the Company and the Subsidiaries and all amendments thereto have been delivered to the counsel to the Representative, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

                  (e) The descriptions of the Preferred Securities, the Common Securities, the Guarantee and the Debentures in the Registration Statement at the Effective Date are, and the descriptions in the Prospectus at the date it is first filed under Rule 424(b) and in the Registration Statement and the Prospectus is and at the Closing Date will be, complete and accurate in all material respects. Each of the Declaration and the Indenture conforms to the description thereof contained in the Registration Statement and the Prospectus in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of the Common Stock, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations.

                  (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and

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Regulations to be included in the Registration Statement or the Prospectus.
Price Waterhouse LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                  (g) Each of the Trust and the Company maintains a system of internal accountings control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company or the Trust or material adverse change in the capitalization of the Company or the Trust, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Trust or the Company and its Subsidiaries considered as one enterprise, arising for any reason whatsoever, (ii) neither the Trust nor the Company nor any of its Subsidiaries has incurred nor will incur any material liabilities or obligations, direct or contingent, nor have they entered into nor will they enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein or, in the case of the Company and its Subsidiaries, in the ordinary course of business, and (iii) the Trust has not and will not have paid or declared any distributions of any kind on any class of its securities.

                  (i) Neither the Trust nor the Company is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Trust or the Company or any of the Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

                  (k) Each of the Trust and the Company and each of the Subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders,

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approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, except in the case of (i), (ii) or (iii) above, for such failures to possess, comply or perform as would not have a Material Adverse Effect. To the best knowledge of each of the Trust and the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in material default thereunder. None of the Trust, the Company nor any of the Subsidiaries is, nor at the Closing Date will any of them be, in violation of its respective Declaration, charter or by-laws.

                  (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Trust Securities by the Trust or the Guarantee and the Debentures by the Company, in connection with the execution, delivery and performance of this Agreement by the Trust and the Company or in connection with the taking by the Trust or the Company of any action contemplated hereby and in the Indenture, the Expense Agreement, the Guarantee, the Preferred Securities and the Common Securities, except such as have been obtained under the Act, the Exchange Act, the Trust Indenture Act and the Exchange Act Rules and Regulations, the Trust Indenture Act Rules and Regulations and the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Preferred Securities.

                  (m) The Trust and the Company each have all trust and corporate power, as the case may be, to enter into this Agreement. This Agreement has been and, as of the Closing Date will have been, duly authorized, executed and delivered by each of the Trust and the Company and upon such execution by each of the Trust and the Company (assuming the due authorization, execution and delivery of the Agreement by the other hereto) this Agreement will constitute the valid and binding obligations of each of the Trust and the Company enforceable against each of the Trust and the Company in accordance with the terms hereof or thereof, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law and except as the enforcement of indemnification and contribution provisions hereof and thereof may be limited by applicable law.

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                  (n) The execution, delivery and performance by the Company of this Agreement, the Indenture, the Expense Agreement, the Debentures, the Declaration and the Guarantee and the execution, delivery and performance by the Trust of this Agreement and the Trust Securities, the performance by the Trust of the Declaration and the consummation of the transactions contemplated hereby and thereby and compliance by the Company and the Trust, as the case may be, with the terms hereof and thereof and the application of the net proceeds from the offering and sale of the Trust Securities to be sold by the Trust and the Debentures to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Trust (other than the creation of a lien on the Debentures in favor of the holders of the Trust Securities as provided in the Declaration) or the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Declaration, the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, any contract or other agreement to which the Trust or the Company or any of the Subsidiaries is a party or by which the Trust or the Company or any of the Subsidiaries or any of their respective properties is bound or affected, except for any of the foregoing which would not have a Material Adverse Effect, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or governmental agency or body applicable to the business or properties of the Trust or the Company or any of the Subsidiaries.

                  (o) The Company and each of the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

                  (p) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Trust or the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Trust or the Company or such Subsidiary, constitute valid and binding agreements of the Trust or the Company or such Subsidiary and are enforceable against the Trust or the Company or such Subsidiary in accordance with the terms thereof (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

                  (q) No statement, representation, warranty or covenant made by the Trust or the Company in this Agreement, the Indenture or the Declaration or made in any

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certificate or document required by this Agreement to be delivered to the
Representative was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                  (r) Neither the Company nor the Trust nor any of their respective directors, officers, trustees or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Preferred Securities.

                  (s) No holder of securities of the Company or the Trust has rights or will have rights to the registration of any securities of the Company or the Trust because of the filing of the Registration Statement.

                  (t) Prior to the Closing Date, the Preferred Securities will be duly authorized for their listing on the New York Stock Exchange (the "NYSE") upon official notice of issuance.

                  (u) The Company and its Subsidiaries are in compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees, no labor dispute with the employees of the Company or any Subsidiary exists, or to the knowledge of the Company is imminent or threatened which could reasonably be expected to have a Material Adverse Effect.

                  (v) The Company and the Subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name except such claims as would not reasonably be expected to have a Material Adverse Effect. The use, in connection with the business and operations of the Company and the Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person except such infringements as would not reasonably be expected to have a Material Adverse Effect.

                  (w) None of the Trust, the Company or any of the Subsidiaries or, to the Trust's or the Company's knowledge, any employee or agent of the Trust, the Company or any Subsidiary has made any payment of funds of the Trust, the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

                  (x) Except as disclosed in the Prospectus, there is no claim pending or to the knowledge of the Company threatened under any Environmental Law (as defined below) against the Company or the Subsidiaries which could reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect; to the knowledge of the Company there are no past or present actions, conditions, events, circumstances or practices, including, without limitation, the release of any Hazardous Material (as defined below) that could reasonably be expected to form the basis of any such claim under any Environmental Law against the Company or the Subsidiaries which would, singly or in the aggregate, result in a Material Adverse Effect. The term "Environmental Law" means the common law and any federal, state, local or foreign law, rule or regulation, code, order, decree, judgment or injunction, issued, promulgated, approved or entered thereunder relating to pollution or protection of public or employee health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substance Control Act, as amended, the Clean Air Act, as amended, and the Federal Water Pollution Act, as amended, and their foreign, state and local counterparts or equivalents and any other laws relating to (i) releases of any Hazardous Material into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, presence or handling of any Hazardous Material, or (iii) underground storage tanks and related piping, and releases therefrom. The term "Hazardous Material" means any pollutant, contaminant, chemical, hazardous material, or industrial, toxic or hazardous substance or waste (including, without limitation, petroleum, including crude oil or any fraction thereof or any petroleum product) regulated by or the subject of any Environmental Law.

                  (y) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, singly or in the aggregate have a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiaries, taken as a whole.

                  (z) The Company maintains insurance with respect to its properties and business of the types and in amounts the Company reasonably deems adequate for its business, all of which insurance is in full force and effect.

                  (aa) The Company has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP"); and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company. There are no tax returns of the Company or any of its Subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or Subsidiary of the Company has received notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect.

                  (bb) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company, or with respect to which the Company could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could have a Material Adverse Effect.

                  (cc) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has the business trust power and authority to (x) own property and conduct its business, all as described in the Prospectus, (y) enter into and perform its obligations under this Agreement, and
(z) issue and perform its obligations under the Preferred Securities and the Common Securities and is not required to be authorized to do business in any jurisdiction other than Delaware; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust does not have any consolidated or unconsolidated subsidiaries; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles; and the Trust is not and, assuming compliance by the Trust with the Declaration, will not be classified as an association taxable as a corporation for United States federal income tax purposes.

                  (dd) The Declaration has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Regular Trustees (as defined in the Declaration) at the Closing Date, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee (as such terms are defined in the Declaration), will be the valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) and conforms to the description thereof contained in the Prospectus; and, at the Closing Date, the Declaration will have been duly qualified under the Trust Indenture Act.

                  (ee) The Indenture has been duly and validly authorized and will be executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debenture Trustee, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); at the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act; and the Indenture conforms to the description thereof contained in the Prospectus.

                  (ff) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust in accordance with the Declaration to the Underwriters and paid for in accordance with this Agreement, will be validly issued, and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; provided, however, the holders of the Preferred Securities may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities and the issuance of replacement Preferred Securities certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Declaration) to exercise its rights and powers under the Declaration. The holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; under the Delaware Act and the Declaration, the issuance of the Preferred Securities will not be subject to preemptive or other similar rights; and the Preferred Securities will conform to the description thereof in the Prospectus.

                  (gg) At the Closing Date and the Option Closing Date, the Property Trustee will be the record holder of the Debentures and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the Debenture register maintained by or on behalf of the Company.

                  (hh) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); at the Closing Date, the Guarantee will have been duly qualified under the Trust Indenture Act; and the Guarantee will conform to the description thereof contained in the Prospectus.

                  (ii) The Expense Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and at the Closing Date the Expense Agreement will conform to the description thereof contained in the Prospectus.

                  (jj) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Offered Securities, nor have any such authorities instituted or, to the knowledge of the Trust or the Company, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Offered Securities are to be sold or in which the Offered Securities may be issued, nor, with respect to accuracy on the Closing Date, has there been any Stop Order instituted or, to the knowledge of the Trust or the Company, threatened on or after the effective date of the Registration Statement in any jurisdiction.

                  (kk) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefore in accordance with the Declaration, will be validly issued and fully paid and undivided beneficial interests in the assets of the Trust; under the Delaware Act and the Declaration, the issuance of the Common Securities will not be subject to preemptive or other similar rights; and at the Closing Date and the Option Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly or indirectly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (ll) Except for subsequent issuances, if any, pursuant to this Agreement or upon issuance of stock or exercise of stock options or warrants pursuant to employee benefit plans, the Company has the authorized, issued and outstanding capitalization set forth in the Registration Statement and Prospectus; all of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable; and the authorized capital stock of the Company conforms in all material respects to the statements relating thereto in the Registration Statement and Prospectus.

                  (mm) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the sale and offering of the Debentures.

                  (nn) The execution, delivery and performance by the Company of this Agreement, the Indenture, the Expense Agreement, the Debentures, the Declaration and the Guarantee and the execution, delivery and performance by the Trust of this Agreement and the Trust Securities, the performance by the Trust of the Declaration and the consummation of the transactions contemplated hereby and thereby and compliance by the Company and the Trust, as the case may be, with the terms hereof and thereof and the application of the net proceeds from the offering and sale of the Trust Securities to be sold by the Trust and the Debentures to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Trust (other than the creation of a lien on the Debentures in favor of the holders of the Trust Securities as provided in the Declaration) or the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Declaration, the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, any contract or other agreement to which the Trust or the Company or any of the Subsidiaries is a party or by which the Trust or the Company or any of the Subsidiaries or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or governmental agency or body applicable to the business or properties of the Trust or the Company or any of the Subsidiaries except for any of the foregoing which would not have a Material Adverse Effect.

                  (oo) Any certificate signed by any officer or delivered to the Representative or to counsel for the Representative pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

                  (pp) The Company and the Trust have not done anything and will not do anything in connection with the issuance and sale of the Offered Securities that is violative of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                  (qq) Each of the Company's banking Subsidiaries has been duly incorporated and is validly existing as a bank or savings bank in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal Deposit Insurance Corporation, and has full power and authority under its articles of incorporation and by-laws and the laws of its jurisdiction of incorporation to own, lease, and operate its properties and to conduct its businesses as described in the Registration Statement and Prospectus and as presently conducted;

         4. AGREEMENTS OF THE TRUST AND THE COMPANY. The Trust and the Company, jointly and severally, agree with the several Underwriters as follows:

                  (a) The Company and the Trust will not, either prior to the Effective Date or thereafter during such period as a prospectus is required by law to be delivered in connection with sales of the Offered Securities by an Underwriter or dealer, file or distribute any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing or distribution thereof and the Representative shall not have objected thereto in good faith.

                  (b) The Trust and the Company will use their best efforts to cause the Registration Statement to become effective (if not yet effective), and will notify the Representative promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any Stop Order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of
Section 4(e) that in the judgment of the Trust or the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and (5) of receipt by the Trust or the Company or any representative or attorney of the Trust or the Company of any other communication from the Commission relating to the Trust or the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Trust and the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Trust and the Company will use their best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A, if any, and to notify the Representative promptly of all such filings.

                  (c) The Trust or the Company will promptly furnish to the Representative, without charge, two conformed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

                  (d) The Trust and the Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the preliminary prospectus and Prospectus and any amendment or supplement thereto, as the Representative may reasonably request. The Company and the Trust consent to the use of the preliminary prospectus or Prospectus and any amendment or supplement thereto, as the case may be, by the several Underwriters and by all dealers to whom the Offered Securities may be sold, both in connection with the offering or sale of the Offered Securities and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Trust or the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading in any material respect, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Offered Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representative after reasonable notice thereof.

                  (f) Prior to any public offering of the Offered Securities by the Underwriters, the Trust and the Company will cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request; provided, that in no event shall the Trust or the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request each of the Underwriters copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                  (h) The Company will make generally available to holders of the Preferred Securities and the Representative as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid or reimburse if paid by the Representative all costs and expenses incident to the performance of the obligations of the Trust and the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus thereto and the Indenture, (ii) the preparation and delivery of certificates representing the Trust Securities, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (iv) furnishing (including cost of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Offered Securities by the Underwriters or by dealers to whom Preferred Securities may be sold, (v) the listing of the Preferred Securities on the NYSE, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to
Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees and disbursements of counsel to the Company and the Trust, (ix) fees and disbursements of the transfer agent and registrar for the Trust Securities, (x) any fees charged by rating agencies with respect to the rating of the Debentures by one or more rating agencies, (xi) the fees and expenses of the Debenture Trustee under the Indenture, the Preferred Guarantee Trustee under the Guarantee, the Property Trustee, the Delaware Trustee and the Regular Trustees under the Declaration and any agents of such trustees and the fees, disbursements and other charges of counsel for such trustees in connection with the Indenture, the Guarantee, the Declaration and the Debentures and (xii) the fees and disbursements of the Accountants.

                  (j) If this Agreement shall be terminated by the Company or the Trust pursuant to any of the provisions of Section 5 or Section 8 hereof or if for any reason the Company or the Trust shall be unable to perform its obligations hereunder, the Company or the Trust will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                  (k) The Company and the Trust will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Preferred Securities to facilitate the sale or resale of any of the Preferred Securities.

                  (l) The Trust will apply the net proceeds from the offering and sale of the Preferred Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds."

                  (m) During a period of 90 days from the date hereof, neither the Trust nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, offer, pledge, contract to sell, offer or pledge, or to grant any option to sell, offer or pledge, or otherwise dispose of, any (i) Preferred Securities, any security convertible into or exchangeable into or exercisable for, Preferred Securities, (ii) Debentures or any debt securities substantially similar to the Debentures or
(iii) any equity securities substantially similar to the Preferred Securities, except for the Debentures and Preferred Securities offered hereby, (iv) any preferred stock or any other security of the Company that is substantially similar to the Preferred Securities or (v) any other securities which are convertible into, or exercisable or exchangeable for, any of such securities; or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust each, a "Company Security", whether any such transaction is to be settled by delivery of equity securities of the Company, the Trust or any similar trust, cash or otherwise. For the avoidance of doubt, it is acknowledged that debt securities substantially similar to the Debentures would be debt securities that have substantially the same maturity and other provisions as the Debentures.

                  (n) The Trust and the Company will use every reasonable effort to effect and maintain the listing of the Preferred Securities on the New York Stock Exchange (the "NYSE") and to file with the NYSE all documents and notices required by the NYSE of issuers that have securities quoted on such exchange.

                  (o) The Company will not claim the benefit of any usury law against any holders of Debentures or Preferred Securities.

         5. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The obligations of each Underwriter to purchase and pay for the Preferred Securities shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

                  (a) Notification that the Registration Statement has become effective shall be or have been received by the Representative not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                  (b) (i) No Stop Order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall be pending or threatened by the Commission; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Offered Securities under the securities or

Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received a certificate dated the Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and
(iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business affairs, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, considered as one enterprise, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and
(ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Offered Securities by the Underwriters in accordance with the terms and in the manner hereof and thereof.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Trust, the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries considered as one enterprise.

                  (e) Each of the representations and warranties of the Company and the Trust contained herein shall be true and correct in all material respects on the Closing Date and, with respect to the Option Securities, on the Option Closing Date, if applicable, as if made on the Closing Date, or on the Option Closing Date, if applicable, and all covenants and agreements herein contained to be performed on the part of the Trust and the Company and all conditions herein contained to be fulfilled or complied with by the Company or the Trust on or prior to the Closing Date and, with respect to the Option Securities, on or prior to the Option Closing Date, if applicable, shall have been duly performed, fulfilled or complied with.

                  (f) The Representative shall have received an opinion of Stuzin and Cramner, P.A., special counsel for the Trust and the Company, dated the Closing Date and, with respect to the Option Securities, the Option Closing Date, addressed to the Underwriters, in form and substance satisfactory to counsel for the Underwriters and substantially in the form of Exhibit A.

                  (g) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Trust and the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. On the Closing Date and, as to the Option Securities, the Option Closing Date, if applicable, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date and the Option Closing Date, if applicable, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date and the Option Closing Date, if applicable.

                  (h) The Issuance and sale of the Preferred Securities pursuant to this Agreement and of the Common Securities and the Debentures shall not be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued on any action, suit or proceeding shall have been commenced with respect to this Agreement before any court or governmental authority.

                  (i) On the Closing Date and any Option Closing Date, the Representative shall have received a certificate of the Company, in its capacity as Sponsor of the Trust and on its own behalf, signed by the Chairman, Chief Executive Officer or President of the Company and by the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in this Section 5 have been satisfied, that as of the date hereof and on the Closing Date to the effect that:

                           (i) Each of the representations and warranties of the Trust and the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

                           (ii) Each of the covenants required herein to be performed by the Trust and the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Trust and the Company on or prior to the date of such certificate has been duly, timely and fully complied with; and

                           (iii) Since the respective dates as of which information is given in the Registration Statement and Prospectus, (A) there has not been, and no development has occurred which could reasonably be expected to result in a material adverse change in the business, business affairs, business prospects, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Prospectus and (B) neither the Company nor any of the Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Prospectus.

                  (j) The Offered Securities shall be qualified for sale in such states as the Representative may reasonably request, each such qualification shall be in effect and not subject to any Stop Order or other proceeding on the Closing Date or the Option Closing Date, if applicable.

                  (k) Prior to the Closing Date, the Preferred Securities shall have been duly authorized for listing by the NYSE upon official notice of issuance.

                  (l) The National Association of Securities Dealers, Inc. shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

                  (m) The Trust and the Company shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness on the Closing Date and the Option Closing Date, if applicable, of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy on the Closing Date and the Option Closing Date, if applicable, of the representations and warranties of the Trust and the Company herein, as to the performance by the Trust and the Company of their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative, each in form and substance satisfactory to the Representative.

                  (n) The Representative shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, dated the Closing Date and, with respect to the Option Securities, the Option Closing Date, addressed to the Underwriters, in form and substance satisfactory to counsel for the Underwriters and substantially in the form of Exhibit B.

                  (o) The Representative shall have received an opinion of Brown & Wood LLP, counsel to the Representative, dated the Closing Date and, with respect to the Option Securities, the Option Closing Date, addressed to the Representative with respect to certain legal matters relating to this Agreement, the Registration Statement and the Prospectus, and such other related matters as the Representative may reasonably require, which opinion shall be satisfactory in all respects to the Representative. In rendering such opinion, Brown & Wood LLP shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matter.

                  (p) On the Closing Date, the Trust shall have received opinions of Richards, Layton & Finger, P.A., dated as of the Closing Date and, with respect to the Delaware Trustee, in form and substance satisfactory to counsel for the Underwriters and substantially in the forms set forth in Exhibit C.

                  (q) On the Closing Date, the Company shall have received the favorable opinion of Kronish, Lieb, Weiner & Hellman, LLP, special tax counsel to the Company and the Trust, dated as of the Closing Date, substantially in the form of Exhibit D.

                  (r) The Company shall have obtained and delivered to the Representative an agreement from each executive officer and director of the Company in writing on or prior to the date hereof, in form and substance satisfactory to counsel for the Underwriters and substantially in the form of Exhibit E hereto.

                  (s) Each of the Company's banking Subsidiaries shall be validly existing as a banking corporation in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal Deposit Insurance Corporation, and has full power and authority under its articles of incorporation and by-laws and the laws of its jurisdiction of incorporation to own, lease, and operate its respective properties and to conduct its businesses as described in the Registration Statement and Prospectus.

         6. INDEMNIFICATION.

                  (a) The Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Offered Securities under the securities laws thereof or filed with the Commission, or (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, in connection with, or relating in any manner to, the Preferred Securities, the Guarantee, or the Debentures or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Trust or the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by an Underwriter through its gross negligence or willful misconduct); provided that neither the Company nor the Trust will be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Offered Securities in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Trust by the Representative on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                  Each indemnity agreement will be in addition to any liability which the Trust and the Company might otherwise have including under this Agreement.

                  (b) The Underwriter will indemnify and hold harmless (i) the Trust, the Trustees, its officers who sign the Registration Statement and any person controlling the Trust within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the Company, its directors, its officers who sign the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in each case to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only insofar as losses, liabilities, claims, expenses or damages arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission, made in reliance on and in conformity with written information relating to an Underwriter furnished to the Trust or the Company by the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter may otherwise have; provided, however, that in no case shall an Underwriter be liable or responsible for any amount in excess of the total commissions received by such Underwriter in connection with the offering of the Preferred Securities.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Trust and the Company or the Underwriters, the Trust, the Company and the Underwriters shall contribute to the aggregate losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Trust or the Company, any contribution received by the Trust or the Company from persons other than the Underwriters, such as persons who control the Trust or the Company within the meaning of the Act and directors and officers of the Company) to which the Trust, the Company and any one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses other than underwriting discounts and commissions) received by the Trust and the Company bear to the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative fault of the Trust and the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Trust or the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), an Underwriter shall not be required to contribute any amount in excess of the total commissions received by such Underwriter with respect to the offering of the Preferred Securities received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Trust and the Company who signs the Registration Statement will have the same rights to contribution as the Trust and the Company, respectively, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Trust and the Company and the Underwriter contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Offered Securities and payment therefore, or (iii) any termination of this Agreement.

         7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Trust and the Company and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 6 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of an Underwriter or any person controlling such Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Trust and the Company or any of their respective officers, trustees, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Offered Securities to the Underwriter hereunder or termination of this Agreement.

         8. TERMINATION.

                  (a) The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Securities, on or prior to the Option Closing Date), by notice to the Trust and the Company from the Representative, without liability on the part of any Underwriter to the Trust or the Company, if, prior to delivery and payment for the Firm Securities (or the Option Securities, as the case may be), in the sole judgment of the Representative, (i) there has been, since the respective dates as of which information is given in the Resignation Statement, any material adverse change in the Company's business, properties, condition (financial or otherwise) or results of operations, (ii) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the securities or by the Nasdaq Stock Market, (iii) trading in securities generally on the NYSE or the Nasdaq shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either Federal or New York State authorities, or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated by the Prospectus.

         9. SUBSTITUTION OF UNDERWRITERS.

                  (a) If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Firm Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Firm Securities, the other Underwriters shall be obligated, severally, to purchase the Firm Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the principal amount of Firm Securities which they have respectively agreed to purchase pursuant to
Section 1 herein bears to the aggregate principal amount of Firm Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum principal amount of Firm Securities which any Underwriter has obligated to purchase pursuant to
Section 1 be increased pursuant to this Section 9 by more than one ninth of the principal amount of Firm Securities agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Securities and the aggregate principal amount of Firm Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one tenth of the aggregate principal amount of the Firm Securities and arrangements satisfactory to the Representative and the Trust and the Company for the purchase of such Firm Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Trust and the Company for the purchase or sale of any Preferred Securities under this Agreement. In any such case either the Representative or the Trust and the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  (b) Termination of this Agreement pursuant to this Section 9 or Section 6 hereof shall be without liability of any party to any other party except as provided in Sections 4 and 6 hereof.

         10. MISCELLANEOUS. All notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified herein, shall be mailed or delivered (a) if to the Trust, at 255 Alhambra Circle, Coral Gables, Florida 33134, Attention: [ ], or (b) if to the Company, at the office of the Company, Attention: [ ], or (c) if to the Representative, to the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by facsimile, telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the Underwriters and the Trust and the Company and of the controlling persons, Trustees, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Offered Securities from any of the several Underwriters.

         All representations, warranties and agreements of the Trust and the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Preferred Securities hereunder.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Trust, the Company and the Underwriters each hereby irrevocably waive any right they may have to trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representative, the Trust and the Company.

         Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the several Underwriters.

                                               Very truly yours,

                                               BANKUNITED CAPITAL III,
                                                 a Delaware business trust

                                               By: ____________________________
                                                   Name:
                                                   Title:

                                               BANKUNITED FINANCIAL CORPORATION

                                               By: ____________________________
                                                   Name:
                                                   Title:

Confirmed as of the date first above mentioned:

PAINEWEBBER INCORPORATED
Acting on behalf of themselves
and as the
Representative of
all Underwriters named in
Schedule I hereof.

By: ___________________________
    Name:
    Title:

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                 NUMBER
                                                                 OF FIRM
                                                               SECURITIES
         NAME OF                                                  TO BE
       UNDERWRITERS                                             PURCHASED
       ------------                                             ---------
                                                                [       ]
PaineWebber Incorporated..............................

Prudential Securities Incorporated....................          [       ]

Friedman, Billings, Ramsey & Co., Inc.................          [       ]
                                                           -------------------
         TOTAL........................................          3,000,000
                                                           ===================

                                                                       Exhibit A

                  [FORM OF OPINION OF STUZIN AND CRAMNER, P.A.
                            PURSUANT TO SECTION 5(f)]

         1. The Company and each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to a) enter into the Purchase Agreement, the Guarantee Agreement, the Expense Agreement, the Indenture and the Declaration and to perform its obligations thereunder and b) own or lease its assets and conduct its business as described in the Registration Statement and Prospectus, except in the case of b), where the failure to have such power and authority would not have a Material Adverse Effect; the Company is the sole record owner and, to our knowledge, the sole beneficial owner of all of the capital stock of each of its Subsidiaries.

         2. The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in the United States where the ownership or leasing of its respective assets or the conduct of its business as described in the Registration Statement and Prospectus requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

         3. The Preferred Securities conform in all material respects to the description thereof contained in the Prospectus. The Declaration has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or in law).

         4. The Guarantee conforms in all material respects to the description thereof contained in the Prospectus. The Guarantee Agreement has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or in law).

         5. The Expense Agreement conforms in all material respects to the description thereof contained in the Prospectus. The Expense Agreement has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or in law).

         6. The Debentures conform in all material respects to the description thereof contained in the Prospectus. The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust as contemplated by the Declaration, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

         7. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights or similar right under (i) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Florida, (ii) the Company's Certificate of Incorporation or By-Laws, (iii) any instrument, document, contract or other agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, or (iv) the law of Delaware to subscribe for the Preferred Securities or the Debentures; except as described in the Registration Statement or the Prospectus, to the best of our knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any Subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

         8. The statements set forth under the headings "Description of the Preferred Securities", "Description of the Junior Subordinated Debentures", "Description of the Guarantee", "Relationship Among the Preferred Securities, the Junior Subordinated Debentures, the Expense Agreement and the Guarantee", in the Registration Statement and Prospectus, insofar as such statements purport to summarize certain provisions of the Trust Securities, the Debentures, the Guarantee, the Indenture, the Declaration and the Certificate of Incorporation of the Company, provide a fair summary of such provisions.

         9. The execution and delivery of the Purchase Agreement have been duly authorized by all necessary corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company on behalf of the Trust.

         10. The issuance and sale of the Preferred Securities by the Trust to the Initial Purchasers pursuant to the Purchase Agreement, the performance by the Trust and the Company of their respective obligations in the Purchase Agreement, the Indenture, the Debentures, the Guarantee, Expense Agreement, the Declaration and the Trust Securities and the application of the net proceeds of the Debentures by the Company in the manner described in the Registration Statement and Prospectus do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of Florida, (but we express no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws).

         11. All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to my knowledge, after due inquiry of appropriate officers of the Company, any encumbrances equities or claims, except for restrictions on sales of capital stock contained in debt instruments.

         12. To the best of our knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents" each a "Document") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

         13. There is no pending or threatened action, suit, investigation or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, any of the Subsidiaries or the Trust, or any of their respective officers or directors in their capacity as such, which (i) seek to challenge the legality or enforceability of the

Agreement, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus, seek money damages in excess of $100,000 or seek to impose criminal penalties upon the Company, any of its Subsidiaries or any of their respective officers or directors in their capacities as such and of which we have knowledge, (v) seek to enjoin any of the business activities of the Company or any of its Subsidiaries or the transactions described in the Prospectus and of which we have knowledge or (vi) is required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus; there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement or the Prospectus, which is not described or filed as required; the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters.

         14. None of the Company or any of the Subsidiaries is, except as disclosed in the Registration Statement and Prospectus, in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound, or to which any of its respective assets is subject, or in violation of any law, statute, judgment, decree, order, rule or regulation of any domestic or foreign court with jurisdiction over the Company or any of the Subsidiaries or any of their respective assets, or other governmental or regulatory authority, agency or other body, other than such defaults or violations which, individually or in the aggregate, would not have a Material Adverse Effect.

         15. Neither the issuance, sale or delivery by the Company and the Trust of the Trust Securities, the issuance by the Company of the Guarantee, the issuance and sale by the Company of the Debentures, the execution, delivery and performance of the Purchase Agreement by the Trust or the Company, the Guarantee Agreement by the Company or the Indenture by the Company, nor the consummation by the Trust or the Company of any other of the transactions contemplated in the Purchase Agreement, nor the fulfillment of the terms of the Purchase Agreement nor the filing of the Declaration with the Secretary of State for the State of Delaware will (a) conflict with, result in or constitute a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company or any of the Subsidiaries pursuant to, (i) any material contract, indenture, mortgage, loan agreement, note, lease other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the assets of the Company or any of the Subsidiaries is subject, (ii) any voting trust arrangement or any contract or other agreement to which the Company is a party that restricts the ability of the Company to issue securities and of which we have knowledge or (iii) any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, (iv) any existing obligation of the Company under any court or administrative order, judgment or decree of which we have knowledge or (b) violate applicable provisions of any statute or regulation in the State of Florida or of the United States nor (c) will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any of the Subsidiaries or any applicable law, administrative regulation or administrative or court decree.

         16. Each of the Company's banking Subsidiaries is validly existing as a banking corporation in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal Deposit Insurance Corporation, and has full power and authority under its articles of incorporation and by-laws and the laws of its jurisdiction of incorporation to own, lease, and operate its respective properties and to conduct its businesses as described in the Registration Statement and Prospectus.

         17. No authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal, Florida or, to the extent required under the General Corporation Law of the State of Delaware, Delaware governmental authority or regulatory body is required for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Securities Act, the Securities Exchange Act of 1934 or the Trust Indenture Act and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Preferred Securities by the Underwriters, the purchase of the Common Securities by the Company, the purchase of the Debentures by the Trust and the issuance of the Guarantee.

         18. Neither the Company nor the Trust is an "investment company" and the Company is not a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         19. The Registration Statement became effective under the Securities Act on ________ __, 1998, and thereupon the offering of the Preferred Securities (including the related guarantees) as contemplated by the Prospectus became registered under the Securities Act.

         20. The required filings of the Prospectus pursuant to Rule 424(b) under the Securities Act have been made in the manner and in the time required by such Rule; no Stop Order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

         21. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization."

         22. The Registration Statement and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time they were filed) comply in all material respects as to form with the requirements of the Act, the Exchange Act, the

Exchange Act Rules and Regulations and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

         23. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

         24. Delivery of certificates for the Preferred Shares will transfer valid and marketable title thereto to each of the Underwriters that has purchased such Preferred Shares in good faith and without notice of any adverse claim with respect thereto.

         25. The Preferred Securities have been duly authorized for listing by the NYSE upon official notice of issuance.

         Insofar as the foregoing opinions relate to the valid existence and good standing of the Company, they are based solely on a certificate of good standing received from the Secretary of State of the State of Florida. So far as the foregoing opinions relate to the legal, valid, binding effect or enforceability of any agreement or obligation of the Company or the Trust, (a) we have assumed that each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it, and (b) such opinions are subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) with respect to rights to indemnity or contribution, may be limited to applicable law or by the policies underlying such laws.

         We have participated in conferences and telephone conversations with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and representatives of your counsel, during which conferences and conversations the contents of the Registration Statement and the Prospectus and related matters were discussed, and we reviewed certain corporate records and documents of the Company.

         Based on our participation in such conferences and conversations and our review of such documents, we do not believe that (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, as of the date hereof (except for the financial statements and other information of an accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which we do not express any view) was not appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder, or (ii) the Registration Statement or any amendment thereto, at the time the

Registration Statement and such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment thereto including documents incorporated by reference into the Prospectus, at the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for financial statements and other information of an accounting or financial nature included therein, and the several Statements of Eligibility (Form T-1) included as exhibits to the Registration Statement, as to which we do not express any view).

         We are admitted to practice in the State of Florida, and we express no opinion as to any matters governed by any law other than the law of the State of Florida, the General Corporation Law of the State of Delaware and the Federal law of the United States of America.

         In rendering this opinion to you, we have, with your approval, relied on the opinions dated the date hereof of Richards, Layton & Finger, copies of which have been delivered to you pursuant to Sections 5(n) and 5(p) of the Purchase Agreement, as to all matters of law covered therein relating to the laws of the State of Delaware governing business trusts, and we do not express any opinion with respect to such law.

         We are furnishing this opinion letter to you, as the Representative for the Underwriters, solely for your benefit in connection with the offering of the Preferred Securities. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                                       Exhibit B

              [FORM OF OPINION OF RICHARDS, LAYTON & FINGER, P.A., SPECIAL DELAWARE COUNSEL TO THE TRUST AND THE COMPANY
                            PURSUANT TO SECTION 5(n)]

         1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

         2. The Declaration constitutes a valid and binding obligation of the Company and each of the Trustees, and is enforceable against the Company and each of the Trustees, in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) considerations of public policy or the effects of applicable law relating to fiduciary duties.

         3. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Prospectus.

         4. Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (A) to execute and deliver, and to perform its obligations under, the Purchase Agreement, (B) perform its obligations under the Declaration, (C) issue and perform its obligations under the Securities and (D) purchase and hold the Debentures.

         5. The execution and delivery of the Purchase Agreement by the Trust and the performance of its obligations thereunder have been duly authorized by all necessary trust action on the part of the Trust.

         6. The Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration. The holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the holders may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement

Preferred Securities Certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

         7. Under the Delaware Business Trust Act, the certificate attached as an exhibit to the Declaration is an appropriate form of certificate to evidence ownership of the Preferred Securities.

         8. Under the Delaware Business Trust Act and the Declaration, the issuance of the Preferred Securities is not subject to preemptive rights.

         9. The issuance and sale by the Trust of the Preferred Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not require the approval of any Delaware governmental agency and do not violate (i) any of the provisions of the Certificate or the Declaration, or (ii) any applicable Delaware law (statutory or decisional) or any rule or regulation of any Delaware governmental agency.

         10. No authorization, approval, consent or order of any Delaware court or other Delaware governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities.

         11. The holders of the Preferred Securities (other than those Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  We consent to your relying as to matters of Delaware law upon this opinion in connection with the Purchase Agreement. We also consent to the reliance of Brown & Wood, LLP, Kronish, Lieb, Weiner & Hellman, LLP and Stuzin and Cramner, P.A. as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them to the Underwriters pursuant to the Purchase Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person for any purpose.

                                                                       Exhibit C

              [FORM OF OPINION OF RICHARDS, LAYTON & FINGER, P.A.,
                      WITH RESPECT TO THE DELAWARE TRUSTEE
                            PURSUANT TO SECTION 5(p)]

         1. The Bank of New York, Delaware is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

         2. The Bank of New York, Delaware has the corporate and trust power and authority to execute, deliver and perform its obligations under the Declaration.

         3. The Declaration constitutes a legal, valid and binding obligation of The Bank of New York, Delaware, enforceable against The Bank of New York, Delaware, in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) considerations of public policy or the effects of applicable law relating to fiduciary duties.

         4. The execution, delivery and performance by The Bank of New York, Delaware of the Declaration does not violate the charter or by-laws of The Bank of New York, Delaware.

         5. No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware is required to be obtained by The Bank of New York, Delaware solely in connection with the execution, delivery or performance by The Bank of New York, Delaware of the Declaration.

                                                                       Exhibit D

            [FORM OF OPINION OF KRONISH, LIEB, WEINER & HELLMAN, LLP,
                SPECIAL TAX COUNSEL TO THE COMPANY AND THE TRUST
                            PURSUANT TO SECTION 5(q)]

         1. The Trust will be characterized as a grantor trust for U.S. federal income tax purposes and not as a partnership or as an association subject to tax as a corporation;

         2. The Debentures will constitute indebtedness of the Company; and

         3. The discussion set forth in the Registration Statement and Prospectus under the caption "Certain Federal Income Tax Consequences," to the extent it constitutes summaries of legal matters or legal conclusions, is accurate in all material respects.

                                                                       Exhibit E

                             [FORM OF LOCK-UP LETTER
                            PURSUANT TO SECTION 5(r)]

                                                             [________ __, 1998]

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

         In consideration of the agreement of PaineWebber Incorporated, Prudential Securities Incorporated and Friedman, Billings, Ramsey & Co., Inc. (the "Underwriters") to enter into a purchase agreement (the "Purchase Agreement) with BankUnited Capital III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and BankUnited Financial Corporation, a corporation incorporated under the laws of the State of Delaware (the "Company"), providing for the offering of the [ ] Trust Preferred Securities (the "Preferred Securities") of the Trust, guaranteed by common stock, par value $25.00 share of the Company, as contemplated by the Registration Statement dated [_________ __, 1998] (the "Registration Statement"), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the date of the Purchase Agreement, without the prior written consent of PaineWebber Incorporated, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option to purchase or otherwise transfer or dispose of any Preferred Securities, any equity securities of the Company, the Trust or any similar trust or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, the Trust or any similar trust or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of equity securities of the Company, the Trust or any similar trust, other securities, cash or otherwise, of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

                                       Very truly yours,

                                       By: _____________________________________

                                       Print Name: _____________________________

                                       E-1